FINANCIAL HIGHLIGHTS

EdR COLLEGIATE HOUSING®

SUPPLEMENTAL FINANCIAL INFORMATION

2017 | Q1

Live here
Live well.

FINANCIAL HIGHLIGHTS

2017Q1

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights ____ 1
Balance Sheet ____ 2
Operating Results ____ 3
Funds from Operations ____ 5
Community Operating Results ____ 6
Same-Community Expenses by Category ____ 7
Community Operations – Trailing Five Quarters ____ 8
Pre-leasing Summary ____ 10
Same-Community Pre-leasing by Region & Distance ____ 11
Top EdR Markets and States by Revenue ____ 12
New Supply & Enrollment–EdR Markets ____ 14
Owned Community Projected 2017 New Supply & Demand Information ____ 15
Owned Development Summary ____ 16
Capital Allocation – Long Term Funding Plan ____ 18
Third-Party Development Summary ____ 19
Capital Structure ____ 20
Unsecured Senior Note Covenants ____ 22
Reconciliation of Non-GAAP Measures ____ 23
2017 Guidance ____ 25
Community Listing-Owned ____ 26
Investor Relations ____ 28
Definitions ____ 29
Safe Harbor Statement ____ 30

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended March 31,
	2017	2016	$ Chg	% Chg
Same-community revenue	$64,117	$63,550	$567	0.9%
Total community revenue	80,785	70,183	10,602	15.1%
Total revenue	85,798	73,379	12,419	16.9%

Same-community net operating income	41,791	42,284	(493)	(1.2)%
Total community net operating income	51,908	45,294	6,614	14.6%
Total operating income	18,441	20,216	(1,775)	(8.8)%

Net income attributable to EdR	16,157	16,669	(512)	(3.1)%
Per share - basic	$0.21	$0.27	$(0.06)	(22.2)%
Per share - diluted	0.21	0.26	(0.05)	(19.2)%

Funds from operations (FFO)	42,296	22,781	19,515	85.7%
Per weighted average share/unit (1)	$0.57	$0.36	$0.21	58.3%

Core funds from operations (Core FFO)	44,018	33,948	10,070	29.7%
Per weighted average share/unit (1)	$0.60	$0.54	$0.06	11.1%

FINANCIAL RATIOS:
	3/31/2017		12/31/2016
Debt to gross assets	23.8%		18.4%
Net debt to gross assets	22.9%		17.4%
Net debt to enterprise value	18.8%		13.5%
Interest coverage ratio (TTM)	10.6x		9.0x
Net debt to EBITDA - Adjusted (TTM)	2.3x		1.7x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FIRST QUARTER	1

BALANCE SHEET

(Amount in thousands, except share and per share data, unaudited)
	March 31, 2017	December 31, 2016
Assets
Collegiate housing properties, net (1)	$2,212,845	$2,108,706
Assets under development	394,906	289,942
Cash and cash equivalents	34,922	34,475
Restricted cash	7,714	7,838
Other assets	69,461	65,224
Total assets	$2,719,848	$2,506,185

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized deferred financing costs	$29,776	$62,520
Unsecured revolving credit facility	260,000	20,000
Unsecured term loans, net of unamortized deferred financing costs	186,314	186,738
Unsecured senior notes, net of unamortized deferred financing costs	248,004	247,938
Accounts payable and accrued expenses	135,800	127,872
Deferred revenue	24,923	20,727
Total liabilities	884,817	665,795

Commitments and contingencies	—	—

Redeemable noncontrolling interests	45,631	38,949

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 73,180,531 and 73,075,455 shares issued and outstanding as of March 31, 2017 and December 31, 2016, respectively	732	731
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,789,755	1,802,852
Retained earnings	—	—
Accumulated other comprehensive loss	(2,486)	(3,564)
Total EdR stockholders' equity	1,788,001	1,800,019
Noncontrolling interest	1,399	1,422
Total equity	1,789,400	1,801,441
Total liabilities and equity	$2,719,848	$2,506,185
(1) Amount is net of accumulated depreciation of $332,678 and $315,634, as of March 31, 2017 and December 31, 2016, respectively.

FIRST QUARTER	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2017	2016	$ Change
Revenues:
Collegiate housing leasing revenue	$80,785	$70,183	$10,602
Third-party development consulting services	1,815	483	1,332
Third-party management services	945	894	51
Operating expense reimbursements	2,253	1,819	434
Total revenues	85,798	73,379	12,419
Operating expenses:
Collegiate housing leasing operations	28,877	24,889	3,988
Development and management services	2,901	2,521	380
General and administrative	3,207	2,581	626
Development pursuit, acquisition costs and severance	220	528	(308)
Depreciation and amortization	25,839	17,516	8,323
Ground lease expense	3,560	3,309	251
Other operating expense (1)	500	—	500
Reimbursable operating expenses	2,253	1,819	434
Total operating expenses	67,357	53,163	14,194
Operating income	18,441	20,216	(1,775)
Nonoperating (income) expenses:
Interest expense, net	3,028	4,663	(1,635)
Amortization of deferred financing costs	421	480	(59)
Interest income	(32)	(74)	42
Loss on extinguishment of debt	22	9,920	(9,898)
Total nonoperating expenses	3,439	14,989	(11,550)
Income before equity in earnings (losses) of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	15,002	5,227	9,775
Equity in earnings (losses) of unconsolidated entities	255	(244)	499
Income before income taxes and gain on sale of collegiate housing properties	15,257	4,983	10,274
Income tax (benefit) expense	(885)	51	(936)
Income before gain on sale of collegiate housing properties	16,142	4,932	11,210
Gain on sale of collegiate housing properties	—	11,873	(11,873)
Net income	16,142	16,805	(663)
Less: Net (loss) income attributable to the noncontrolling interests	(15)	136	(151)
Net income attributable to Education Realty Trust, Inc.	$16,157	$16,669	$(512)

FIRST QUARTER	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2017	2016	$ Change
Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	1,078	(3,446)	4,524
Comprehensive income	$17,235	$13,223	$4,012

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.21	$0.27	$(0.06)
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted (2)	$0.21	$0.26	$(0.05)

Weighted average shares of common stock outstanding – basic	73,510	62,677	10,833
Weighted average shares of common stock outstanding – diluted (3)	73,775	62,963	10,812

(1) Represents the change in fair value of contingent consideration liabilities associated with the acquisition of Urbane.
(2) The numerator for earnings per share - diluted also includes $0.5 million of accretion of redeemable noncontrolling interests for the three months ended March 31, 2017.
(3) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units and shares issuable upon settlement of the forward equity agreements.

FIRST QUARTER	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended March 31,
	2017	2016	$ Change
Net income attributable to EdR	$16,157	$16,669	$(512)
Gain on sale of collegiate housing assets	—	(11,873)	11,873
Real estate related depreciation and amortization	25,355	17,113	8,242
Equity portion of real estate depreciation and amortization on equity investees	676	666	10
Noncontrolling interests	108	206	(98)
Funds from operations ("FFO") available to stockholders and unitholders	42,296	22,781	19,515
percent change			85.7%

FFO adjustments:
Loss on extinguishment of debt	22	9,920	(9,898)
Acquisition costs	25	60	(35)
Change in fair value of contingent consideration liability (3)	500	—	500
Straight-line adjustment for ground leases (1)	1,175	1,187	(12)
FFO adjustments	1,722	11,167	(9,445)

Core funds from operations ("Core FFO") available to stockholders and unitholders	$44,018	$33,948	$10,070
percent change			29.7%

Earnings per share - diluted (4)	$0.21	$0.26	$(0.05)
percent change			(19.2)%
FFO per weighted average share/unit (2)	$0.57	$0.36	$0.21
percent change			58.3%
Core FFO per weighted average share/unit (2)	$0.60	$0.54	$0.06
percent change			11.1%

Weighted average shares/units (2)	73,775	62,963	10,812
percent change			17.2%

(1)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2)  FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact, and the dilutive impact of the ATM Forward.

(3) This represents the fair value adjustment for Urbane's contingent consideration.
(4) The numerator for earnings per share - diluted also includes $0.5 million of accretion of redeemable noncontrolling interests for the three months ended March 31, 2017.

FIRST QUARTER	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three Months Ended March 31,
	2017	2016	$ Change	% Change
Revenues
Same-communities(1)	$64,117	$63,550	$567	0.9%
New-communities(2)	13,648	1,209	12,439	NM
Other-communities(3)	3,020	3,200	(180)	(5.6)%
Sold-communities(4)	—	2,224	(2,224)	NM
Total revenues	80,785	70,183	10,602	15.1%

Operating expenses (5)
Same-communities(1)	22,326	21,266	1,060	5.0%
New-communities(2)	5,076	796	4,280	NM
Other-communities(3)	1,475	1,527	(52)	(3.4)%
Sold-communities(4)	—	1,300	(1,300)	NM
Total operating expenses	28,877	24,889	3,988	16.0%

Net operating income
Same-communities(1)	41,791	42,284	(493)	(1.2)%
New-communities (2)	8,572	413	8,159	NM
Other-communities(3)	1,545	1,673	(128)	(7.7)%
Sold-communities(4)	—	924	(924)	NM
Total net operating income	$51,908	$45,294	$6,614	14.6%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods and are not conducting substantial development or redevelopment activities or have other significant changes in design beds. See page 26 of this supplement for a listing of same-communities.

(2) See page 27 of this supplement for a listing of which communities are categorized as new-communities.
(3) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the planned May 2017 demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University. As a result of the university implementing a new freshman live-on requirement this fall, we anticipate changing the way the community will be leased and operated in 2017 making year over year results incomparable.

(4) Represents operating results from communities sold in 2016.
(5) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FIRST QUARTER	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended March 31, 2017			Three months ended March 31, 2016
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change	% Change
Utilities(1)	$6,531	$244	29%	$6,334	$237	30%	$197	3.1%
On-Site Payroll	4,017	150	18%	4,099	153	19%	(82)	(2.0)%
General & Administrative(2)	3,234	121	14%	3,085	115	15%	149	4.8%
Maintenance & Repairs(3)	1,643	61	7%	1,452	54	7%	191	13.2%
Marketing	886	33	4%	997	37	5%	(111)	(11.1)%
Total Direct Operating Expenses	$16,311	$609	72%	$15,967	$596	76%	$344	2.2%

Real Estate Taxes	5,493	205	26%	4,719	176	22%	774	16.4%
Insurance	522	19	2%	580	22	2%	(58)	(10.0)%
Total Fixed Operating Expenses	$6,015	$224	28%	$5,299	$198	24%	$716	13.5%
Total Property Operating Expenses	$22,326	$833	100%	$21,266	$794	100%	$1,060	5.0%

Same-community beds	26,779

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

FIRST QUARTER	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2016	June 30, 2016	September 31, 2016	December 31, 2016	March 31, 2017
2017 Same Communities
Revenue	$63,550	$55,304	$52,504	$65,552	$64,117	$237,477
Operating Expenses	21,266	22,378	27,146	22,630	22,326	94,480
Net Operating Income	$42,284	$32,926	$25,358	$42,922	$41,791	$142,997
Margin	67%	60%	48%	65%	65%	60%
Beds	80,337	80,337	80,337	80,337	80,337	321,348
Occupancy(1)	96.4%	83.1%	88.1%	96.0%	94.5%	90.4%
Net Apartment Rent per Occupied Bed	$773	$768	$668	$807	$796	$761
Other Income per Occupied Bed	48	61	75	43	48	56
Total Revenue per Occupied Bed	$821	$829	$743	$850	$844	$817
Operating Expense per Available Bed	$265	$279	$338	$282	$278	$294

2017 New Communities
Revenue	$1,209	$2,856	$7,154	$11,795	$13,648	$35,453
Operating Expenses	796	1,532	3,751	3,673	5,076	14,032
Net Operating Income	$413	$1,324	$3,403	$8,122	$8,572	$21,421
Margin	34%	46%	48%	69%	63%	60%
Beds	2,198	4,658	11,039	14,175	17,833	47,705
Occupancy(1)	90.8%	78.5%	86.9%	89.6%	89.2%	87.7%
Net Apartment Rent per Occupied Bed	$581	$726	$663	$871	$803	$785
Other Income per Occupied Bed	25	56	83	58	55	62
Total Revenue per Occupied Bed	$606	$782	$746	$929	$858	$847
Operating Expense per Available Bed	$362	$329	$340	$259	$285	$294

2017 Other Communities(2)
Revenue	$3,200	$1,951	$2,219	$3,090	$3,020	$10,280
Operating Expenses	1,527	1,382	1,614	1,508	1,475	5,979
Net Operating Income	$1,673	$569	$605	$1,582	$1,545	$4,301
Margin	52%	29%	27%	51%	51%	42%
Beds	3,675	3,675	3,675	3,675	3,675	14,700
Occupancy(1)	93.3%	49.7%	69.1%	87.8%	87.2%	73.5%
Net Apartment Rent per Occupied Bed	$880	$846	$692	$903	$883	$838
Other Income per Occupied Bed	53	223	182	54	59	114
Total Revenue per Occupied Bed	$933	$1,069	$874	$957	$942	$952
Operating Expense per Available Bed	$416	$376	$439	$410	$401	$407

FIRST QUARTER	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2016	June 30, 2016	September 31, 2016	December 31, 2016	March 31, 2017
2017 Sold Communities
Revenue	$2,224	$1,579	$—	$—	$—	$1,579
Operating Expenses	1,300	875	—	—	—	875
Net Operating Income	$924	$704	$—	$—	$—	$704
Margin	42%	45%	—%	—%	—%	45%
Beds	5,184	4,032	—	—	—	4,032
Occupancy(1)	85.9%	93.3%	—%	—%	—%	93.3%
Net Apartment Rent per Occupied Bed	$472	$388	$—	$—	$—	$388
Other Income per Occupied Bed	27	31	—	—	—	31
Total Revenue per Occupied Bed	$499	$419	$—	$—	$—	$419
Operating Expense per Available Bed	$251	$217	$—	$—	$—	$217

2017 Total Communities
Revenue	$70,183	$61,690	$61,877	$80,437	$80,785	$284,789
Operating Expenses	24,889	26,167	32,511	27,811	28,877	115,366
Net Operating Income	$45,294	$35,523	$29,366	$52,626	$51,908	$169,423
Margin	65%	58%	47%	65%	64%	59%
Beds	91,394	92,702	95,051	98,187	101,845	387,785
Occupancy(1)	95.5%	82.0%	87.2%	94.8%	93.3%	89.5%
Net Apartment Rent per Occupied Bed	$757	$749	$668	$819	$800	$762
Other Income per Occupied Bed	46	63	79	46	50	58
Total Revenue per Occupied Bed	$803	$812	$747	$865	$850	$820
Operating Expense per Available Bed	$272	$282	$342	$283	$284	$298

(1) Represents the weighted average physical occupancy for the period presented.
(2) Effective January 1, 2017, the following communities moved from same-community to other-community: 1) Players Club serving Florida State University due to the planned May 2017 demolition and redevelopment of the property and 2) University Towers, serving North Carolina State University. As a result of the university implementing a new freshman live-on requirement this fall, we anticipate changing the way the community will be leased and operated in 2017 making year over year results incomparable.

FIRST QUARTER	9

PRELEASING SUMMARY

				Preleasing at April 24,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	4,658	14.2%	78.6%	58.6%	50.5%	8.1%	(1.5)%
Prior Year Occupancy 90% to 96.9% (Tier 2)	3,697	13.8%	94.0%	70.2%	66.8%	3.4%	2.1%
Prior Year Occupancy 97% and Above (Tier 3)	16,911	72.0%	99.7%	85.3%	86.3%	(1.0)%	3.7%
Total Same-Communities (2)	25,266	100.0%	95.0%	78.1%	76.8%	1.3%	3.0%
Total Other-Communities (3)	889			30.8%	59.2%	(28.4)%
Total New-Communities (4)	3,196			51.1%
Total Communities	29,351			73.8%

Projected 2017-2018 Opening Revenue:
The same-community portfolio is projected to open the 2017-2018 lease-term with occupancy flat and a 2.5% to 3.5% increase in rates, resulting in rental revenue growth in the range of 2.5% to 3.5%.

NOTE: The leasing velocity in the above preleasing summary by tier does not include 6,850 same and new-community beds at the University of Kentucky, 656 new-community beds at Boise State University and 417 new-community beds at Northern Michigan University, since each university's assignment process has not yet occurred. The University of Kentucky beds are currently 96% applied for this fall compared to 108% in the prior year. The beds at Boise State and Northern Michigan University are currently 97% and 131% applied for the fall, respectively. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth represents the midpoint of the range for the same-community leasing portfolio, including the same-community beds at Kentucky.

(2) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2017/2018 leasing cycle. Design beds for Same-Communities included in the 2017 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 26 of 26,779 less 4,592 beds at the University of Kentucky plus (2) 3,079 design beds on communities that are considered same for leasing purposes (see note 1 on page 27).

(3) Other-communities includes University Towers, serving North Carolina State University. As previously disclosed, University Towers will be reported in other communities in 2017 due to the University implementing a freshman live-on requirement starting this fall. As a result of the new live-on requirements, we are changing the way we market and operate the community in 2017, making year over year results incomparable.

(4) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities include the following: (1) our 2016 acquisitions of Pura Vida Place (100 beds), Carriage House (94 beds) and Urbane (311 beds), plus (2) beds at our 2017 development deliveries including The Local: Downtown (304 beds), Oklahoma State University (242 beds) and SkyVue (824 beds), plus (3) our 2017 acquisitions of Retreat at Corvallis (1,016 beds) and 319 Bragg (305 beds).

FIRST QUARTER	10

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at April 24,
	Design Beds	% of NOI	2016 Opening Occupancy	2017	2016	Preleasing Ahead/(Behind)	Projected Rate Growth(1)

Same-Communities - by Region (2)
Mid-Atlantic	5,758	28.2%	98.1%	89.8%	89.9%	(0.1)%	4.6%
Midwest	2,276	4.1%	76.9%	53.4%	47.3%	6.1%	(4.1)%
North	4,243	16.9%	95.3%	77.6%	70.2%	7.4%	1.6%
South Central	5,250	19.4%	93.0%	74.6%	78.4%	(3.8)%	3.3%
Southeast	4,001	13.1%	99.9%	78.5%	75.6%	2.9%	2.2%
West	3,738	18.3%	98.4%	80.5%	81.4%	(0.9)%	3.9%
Total Same-Communities	25,266	100.0%	95.0%	78.1%	76.8%	1.3%	3.0%

Same-Communities - by Distance from Campus
0-0.2 miles	14,324	65.3%	98.4%	81.1%	84.5%	(3.4)%	3.7%
0.21-0.49 miles	3,332	11.9%	85.4%	64.7%	55.5%	9.2%	(0.1)%
0.5-0.99 miles	2,041	7.4%	87.2%	81.9%	65.1%	16.8%	2.2%
1.0-1.99 miles	3,709	11.0%	92.5%	77.8%	77.1%	0.7%	1.6%
2.0 & > miles	1,860	4.4%	99.6%	76.1%	68.4%	7.7%	1.3%
Total Same-Communities	25,266	100.0%	95.0%	78.1%	76.8%	1.3%	3.0%

NOTE: The leasing velocity in the above leasing update does not include the University of Kentucky since the university's assignment process has not yet occurred. Players Club is not included, as the community is being redeveloped for 2018 delivery and is not leasing for the 2017-2018 lease-term.

(1) The projected rate growth represents the midpoint of the range for the same-community leasing portfolio, including the same-community beds at Kentucky.

(2) See definition of regions on page 29.

FIRST QUARTER	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 25.5%
University of Kentucky(1) 16.3%
Arizona State University 5.5%
University of Connecticut 5.4%
Pennsylvania State University 4.6%
University of Texas at Austin 3.6%
University of Mississippi 3.5%
University of Wisconsin 3.4%
Syracuse University 3.2%
Texas Tech University 3.2%
University of Arizona 3.2%
University of Virginia 3.0%
Texas Christian University 3.0%
North Carolina State 2.9%
University of Alabama 2.5%
University of Colorado, Boulder 2.4%
University of Florida 2.4%
University of Michigan 2.2%
Florida International University 2.1%
University of Central Florida 2.1%

*The data above is based on revenue for the twelve months ended March 31, 2017 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

FIRST QUARTER	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 17.9%
Texas 9.8%
Arizona 8.7%
Florida 7.4%
Connecticut 5.4%
North Carolina 4.8%
Pennsylvania 4.6%
Virginia 4.5%
Mississippi 3.5%
Colorado 3.5%
Wisconsin 3.4%
Michigan 3.3%
New York 3.2%
Indiana 2.8%
Alabama 2.6%
Missouri 2.4%
California 2.3%
Oklahoma 2.2%
Other 7.7%

*The data above is based on revenue for the twelve months ended March 31, 2017 and excludes properties that were sold during the period.

FIRST QUARTER	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

EdR Market Supply, Enrollment and Revenue Growth

EdR Markets (% of enrollment):	2013	2014	2015	2016*	2017*
Projected new supply	2.2%	2.2%	2.0%	1.8%	2.1%
Projected enrollment growth	1.3%	1.4%	1.5%	1.5%	1.8%
	0.9%	0.8%	0.5%	0.3%	0.3%

Same-community:
Occupancy increase (decrease)	3.0%	2.0%	0.4%	(1.1)%	—%
Rate increase	2.0%	2.0%	3.4%	3.4%	3.0%
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3%	3.0%

*Enrollment projections for 2016 and 2017 represent the 3-year enrollment CAGR through 2015 for our current portfolio and our portfolio with 2017 deliveries, respectively. Leasing revenue growth for 2017 represents the midpoint of current projections.

FIRST QUARTER	14

OWNED COMMUNITY PROJECTED 2017 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2017 New Supply and Demand Information by Region

Region (2)	% of Owned Beds	Pro Forma EdR NOI% (1)	Enrollment Growth 3 Year CAGR - Universities Served	2017 New Supply %	Variance
West	14%	16%	2.0%	1.6%	0.4%
Mid Atlantic	17%	20%	1.8%	0.9%	0.9%
North	17%	16%	—%	1.7%	(1.7)%
South Central	32%	34%	2.4%	3.3%	(0.9)%
Southeast	12%	9%	3.2%	1.4%	1.8%
Midwest	8%	5%	1.2%	3.8%	(2.6)%
Total	100%	100%	1.8%	2.1%	(0.3)%

Projected 2017 New Supply Sorted by Percentage Increase				University Markets with >5% Increase in 2017 Supply

New Supply Growth	University Markets	EdR Beds	Pro Forma EdR NOI %(1)	University	New Supply Increase	Pro Forma EdR NOI %(1)
0%	48%	36%	36%	Boise State University	5.2%	1%
0.1% to 1.0%	4%	3%	3%	University of Oklahoma	7.2%	1%
1.0% - 3.0%	26%	25%	24%	Texas Tech University	12.3%	2%
3.0% - 5.0%	12%	29%	32%	University of Missouri	5.3%	1%
> 5.0%	10%	7%	5%			5%
Total	100%	100%	100%

NOTE: Schedule represents all markets served by EdR communities and includes the 2016 acquisitions and developments and all announced 2017 developments and acquisitions. Data was obtained from the National Center for Education Statistics, AXIOMetrics and local market data.

(1) NOI is based on 2017 forecast net operating income with proforma adjustments for 2016 and 2017 developments and acquisitions that have been operating for less than 12 months.
(2) See definition of regions on page 29.

FIRST QUARTER	15

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)
								Development Cost Funded by EdR's Balance Sheet (Excludes Partner Contribution)(2)
Active Projects	Project Type	EdR's Ownership Percentage	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Economic Ownership Cost(1)		EdR's Remaining Cost to be Funded
University of Kentucky - University Flats	ONE Plan (3)	100%	771	In progress	Summer 2017	$74,000	$74,000	$74,000	$10,900
Boise State University	ONE Plan (3)	100%	656	In progress	Summer 2017	39,800	39,800	39,800	16,100
University of Kentucky - Lewis Hall	ONE Plan (3)	100%	346	In progress	Summer 2017	26,900	26,900	26,900	6,100
Michigan State University - SkyVue	Joint Venture	90%	824	In progress	Summer 2017	89,900	80,900	87,700	20,900
Texas State University - The Local: Downtown	Joint Venture	80%	304	In progress	Summer 2017	29,600	23,700	28,100	9,000
Oklahoma State University - Avid Square(5)	Joint Venture	70%	242	In progress	Summer 2017	28,300	19,800	26,200	3,200
Northern Michigan University(4)	ONE Plan (3)	100%	800	In progress	Summer / Dec 2017	50,300	50,300	50,300	32,500
Total - 2017 Deliveries			3,943			$338,800	$315,400	$333,000	$98,700

Oklahoma State University - Avid Square(5)	Joint Venture	70%	233	In progress	Summer 2018	$18,900	$13,200	$17,500	$17,500
University of Pittsburgh	Joint Venture	80%	723	In progress	Summer 2018	106,100	84,900	100,300	81,200
Florida State University - Players Club redevelopment	Wholly Owned	100%	592	Summer 2017	Summer 2018	38,000	38,000	38,000	37,100
Northern Michigan University	ONE Plan (3)	100%	400	Summer 2017	Summer 2018	25,100	25,100	25,100	25,100
University of Minnesota - Hub at Minneapolis	Joint Venture	51%	707	In progress	Summer 2018	97,900	49,900	83,500	77,200
Arizona State University	Joint Venture	90%	857	In progress	Summer 2018	164,900	148,400	159,100	128,800
Cornell University - Maplewood	ONE Plan (3)	100%	872	In progress	Summer 2018	86,000	86,000	86,000	82,100
Colorado State University - Plum Street	Joint Venture	70%	229	In progress	Summer 2018	28,200	19,700	25,700	23,300
Iowa State University	Joint Venture	70%	537	In progress	Summer 2018	51,900	36,300	47,300	42,000
Total - 2018 Deliveries			5,150			$617,000	$501,500	$582,500	$514,300

University of Hawai'i - Hale Mahana	Joint Venture	90%	599	In progress	Fall 2018 or 2019	$109,600	$98,600	$106,300	$83,200
Total - 2019 Deliveries			599			$109,600	$98,600	$106,300	$83,200

Total Active Projects			9,692			$1,065,400	$915,500	$1,021,800	$696,200

Recently Awarded	Project Type	Anticipated Completion Date
Cornell University - East Hill Village	ONE Plan (3)	Fall 2020

See notes on next page.

FIRST QUARTER	16

OWNED DEVELOPMENT SUMMARY

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

(2) For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the developments costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

(3) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(4) The first phase of the project consists of 417 beds and is anticipated to be complete in August 2017.
(5) A portion of our 2017 development at Oklahoma State has been moved to 2018. We are forecasting that only one of two buildings, or about 51% of the total beds, will actually open in 2017.

FIRST QUARTER	17

CAPITAL ALLOCATION - LONG TERM FUNDING PLAN

(Amounts in millions)

Sources and Uses of Capital for All Announced Transactions

Estimated Capital Uses:
	Total Project Development Cost(2)	Acquisition or Development Costs funded by EdR Balance Sheet (Excludes Partner Contribution)(2)	Less: Costs Incurred to Date(2)	Remaining Capital Needs(2)
2017 Announced Acquisitions(1)	$16	$16	$—	$16
2017 Development Deliveries	339	333	234	99
2018 Development Deliveries	617	583	69	514
2019 Development Deliveries	109	106	23	83
	$1,081	$1,038	$326	$712

Estimated Capital Sources:
		2017	Thereafter	Capital Sources
Cash on Hand at March 31, 2017		$35	$—	$35
Equity Proceeds Available from ATM Forward Sales(3)		288	23	311
Additional Debt, Including Draws on Revolving Credit Facility(4)		89	277	366
		$412	$300	$712

Debt to Gross Assets

		March 31, 2017	Pro Forma for Funding Needs Through December 31, 2017(5)	Pro Forma Assuming All Funding Completed(6)
Debt to gross assets		24%	24%	29%

NOTE: This analysis demonstrates that EdR could fund all announced acquisitions and developments as of March 31, 2017 and our debt to gross assets is still less than 30%.

(1) Represents the second closing of Urbane which will close in September 2017.
(2) Represents the share of development cost that is funded by EdR's balance sheet, which excludes any partner contributions - see page 16 for details.
(3) Represents available proceeds from completed by unsettled forward sales through March 2017 under the ATM. The Company has the option of settling 6.9 million of the forward sold shares at any time prior to December 31, 2017. The remaining completed forward sales and any additional sales under the current authorization can be settled at the Company's option through December 2018.
(4) The balance on the revolving credit facility as of March 31, 2017 was $260.0 million.
(5) Represents pro forma March 31, 2017 debt to gross assets including the impact of funding only the anticipated capital needed in 2017, in the manner shown in the estimated capital sources table above for 2017.
(6) Represents pro forma December 31, 2017 debt to gross assets as if all announced acquisitions and developments were 100% funded as of March 31, 2017 in the manner shown in the estimated capital sources table above.

FIRST QUARTER	18

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

THIRD-PARTY PROJECTS
Active Projects	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Three Months Ended March 31, 2017 (1)	Remaining Fees to Earn
East Stroudsburg University - Pennsylvania Ph II	488	In progress	Summer 2017	$45,349	$1,374	$338	$470	$566
Texas A&M - Commerce	490	In progress	Summer 2017	29,925	1,260	210	444	606
Shepherd University	298	In progress	Summer 2017	22,385	1,025	395	275	355
Total	1,276			$97,659	$3,659	$943	$1,189	$1,527

Recently Awarded	Anticipated Completion Date
University of South Florida - St. Petersburg	Fall 2019 or 2020
Thomas More College	Fall 2019

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress. During the three months ended March 31, 2017, cost savings of $0.6 million were also recognized on the Bowles Hall redevelopment, which opened in fall of 2016.

FIRST QUARTER	19

CAPITAL STRUCTURE

as of March 31, 2017			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets
Debt(1)	$727,276	Variable Rate - Construction Debt	$29,776	2.8%	0.6
Gross Assets(2)	3,052,526	Fixed Rate - 5 Yr. Unsecured Term Loan(6)	65,000	2.9%	4.8
Debt to Gross Assets	23.8%	Fixed Rate - 7 Yr. Unsecured Term Loan(6)	122,500	3.5%	3.8
		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	7.7
Net Debt to Gross Assets		Variable Rate - Unsecured Revolving Credit Facility	260,000	2.2%	1.6
Net Debt	$692,354	Debt(1) / Weighted Average	727,276	3.3%	4.3
Gross Assets(7)	3,017,604	Less: Cash	34,922
Net Debt to Gross Assets	22.9%	Net Debt	$692,354

Net Debt to Enterprise Value
Net Debt	$692,354	Interest Coverage (TTM)(4)	10.6x
Market Equity (3)	2,998,523	Net Debt to EBITDA - Adjusted (TTM)(5)	2.3x
Enterprise Value	$3,690,877	Variable Rate Debt to Total Debt	39.8%

Net Debt to Enterprise Value	18.8%	Undrawn Forward Equity Proceeds(8)	$311,328

(1) Excludes unamortized deferred financing costs of $3.2 million.
(2) Excludes accumulated depreciation of $332.7 million.
(3) Market equity includes 73,180,531 shares of the Company's common stock and 222,737 units outstanding, which are convertible into common shares, and is calculated using $40.85 per share, the closing price of the Company's common stock on March 31, 2017.

(4) Equals Adjusted EBITDA of $146.5 million divided by interest expense of $13.8 million. See page 23 for reconciliation to Adjusted EBITDA.
(5) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin. In January 2017, the Trust amended the term loans to extend the maturity of the five year tranche by three years to 2022 and reduce the rate of the seven year tranche by 35 bps.

(7) Excludes accumulated depreciation of $332.7 million and cash of $34.9 million.
(8) Represents available proceeds from sales of common stock sold under ATM forward agreements through March 31, 2017. The Company has the option of settling $296.5 million of forward shares sold prior to December 31, 2017, and the remaining $14.8 million forward transactions can be settled, shares issued and proceeds received at any time at the Company's option through December 31, 2018. Undrawn proceeds from the completed ATM forward sales are not factored into the metrics above.

FIRST QUARTER	20

CAPITAL STRUCTURE

NOTE: At March 31, 2017, the Trust had $311.3 million of undrawn proceeds from shares sold under ATM forward agreements.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	—%	—%	—%	3.5%	2.9%	—%	4.6%
Variable Rate Debt	2.8%	2.2%	—%	—%	—%	—%	—%	—%
Total Debt	2.8%	2.2%	—%	—%	3.5%	2.9%	—%	4.6%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met. The Company has locked rates on $150 million of unsecured private placement notes with an average interest rate of 4.26%. The notes are evenly split between a 12-year and a 15-year maturity, are expected to close in the second quarter of 2017, and a portion of the proceeds will be used pay down the balance on the revolver. The current commitments have customary contingencies and closing of the transaction is not guaranteed.

(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FIRST QUARTER	21

UNSECURED SENIOR NOTE COVENANTS

as of March 31, 2017
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	23.9%
Secured Debt to Total Asset Value	≤ 40%	1.0%
Unencumbered Asset Value to Unsecured Debt	> 150%	426.3%
Interest Coverage	> 1.5x	7.52x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$146,547
Pro forma Adjustments - acquisitions & dispositions (1)	6,935
Total Adjusted Pro Forma EBITDA - TTM	$153,482

Pro Forma Interest Expense - TTM:
Interest expense	$13,819
Add back: Capitalized interest	8,816
Pro forma adjustments(1)	(2,222)
Pro forma interest expense - TTM	$20,413

Interest Coverage	7.52x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 23 for a reconciliation to EdR Adjusted EBITDA.

FIRST QUARTER	22

RECONCILIATION OF NON-GAAP MEASURES

Adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA)

(Amounts in thousands)	Three Months	Plus: Year	Less: Three	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
	March 31, 2017	December 31, 2016	March 31, 2016	March 31, 2017
Net income attributable to common shareholders	$16,157	$44,924	$16,669	$44,412
Straight line adjustment for ground leases	1,175	4,731	1,187	4,719
Acquisition costs	25	619	60	584
Depreciation and amortization	25,839	81,413	17,516	89,736
Loss on impairment of collegiate housing assets	—	2,500	—	2,500
Gain on sale of collegiate housing assets	—	(23,956)	(11,873)	(12,083)
Interest expense, net	3,028	15,454	4,663	13,819
Amortization of deferred financing costs	421	1,731	480	1,672
Interest income	(32)	(490)	(74)	(448)
Loss on extinguishment of debt	22	10,611	9,920	713
Income tax expense (benefit)	(885)	684	51	(252)
Other operating expense - change in fair value of contingent consideration liability	500	1,046	—	1,546
Noncontrolling interests	(15)	(220)	136	(371)
Adjusted EBITDA	$46,235	$139,047	$38,735	$146,547
Annualize acquisitions, developments and dispositions(1)	—	—	—	10,077
Pro Forma Adjusted EBITDA	$46,235	$139,047	$38,735	$156,624

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FIRST QUARTER	23

RECONCILIATION OF NON-GAAP MEASURES

Net operating income (NOI)

(Amounts in thousands)	Three months ended March 31,
	2017	2016
Operating income	$18,441	$20,216
Less: Third-party development services revenue	1,815	483
Less: Third-party management services revenue	945	894
Plus: Other operating expense	500	—
Plus: Development and management services expenses	2,901	2,521
Plus: General and administrative expenses, development pursuit, acquisition costs and severance	3,427	3,109
Plus: Ground leases	3,560	3,309
Plus: Depreciation and amortization	25,839	17,516
NOI	$51,908	$45,294

Debt to gross assets

(Amounts in thousands)	March 31, 2017	December 31, 2016
Mortgage and construction loans, excluding unamortized deferred financing costs of $56 as of December 31, 2016	$29,776	$62,576
Unsecured revolving credit facility	260,000	20,000
Unsecured term loan, excluding unamortized deferred financing costs of $1,186 and $762 as of March 31, 2017 and December 31, 2016, respectively	187,500	187,500
Unsecured senior notes, excluding unamortized deferred financing costs of $1,992 and $2,062 as of March 31, 2017 and December 31, 2016, respectively	250,000	250,000
Total debt, excluding unamortized deferred financing costs	$727,276	$520,076

Total assets	$2,719,848	$2,506,185
Accumulated depreciation(1)	332,678	315,634
Gross assets	$3,052,526	$2,821,819

Debt to gross assets	23.8%	18.4%
(1) Represents accumulated depreciation on real estate assets.

FIRST QUARTER	24

UPDATED 2017 GUIDANCE

(Amounts in thousands, except per share/unit data)	Year ending December 31, 2017
	Low End	High End

Net income attributable to EdR	$42,050	$49,550

Real estate related depreciation and amortization	97,800	97,800
Equity portion of real estate depreciation and amortization on equity investees	2,500	2,500
Gain on sale of collegiate housing assets	(750)	(750)
Noncontrolling interests	(300)	(300)
Funds from operations ("FFO") available to stockholders and unitholders	$141,300	$148,800

FFO adjustments:
Straight-line adjustment for ground leases (1)	4,700	4,700
FFO adjustments	4,700	4,700

Core funds from operations ("Core FFO") available to stockholders and unitholders	$146,000	$153,500

Earnings per share – diluted (2)	$0.51	$0.61

FFO per weighted average share/unit (3)	$1.84	$1.94

Core FFO per weighted average share/unit (3)	$1.90	$2.00

Weighted average shares/units (3)	76,800	76,800

(1) Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) The numerator for earnings per share - diluted also includes $2.6 million of accretion of redeemable noncontrolling interests for the year ended December 31, 2017.
(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and operating partnership units outstanding, regardless of their dilutive impact.

FIRST QUARTER	25

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Same-Communities
The Reserve on Perkins	Oklahoma State University	Jan '05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan '05	984	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Lofts	University of Central Florida	Jan '05	730	3949	Saint Louis University	Aug '13	256
The Reserve at Columbia	University of Missouri	Jan '05	676	Lymon T. Johnson Hall (ONE Plan)(3)	University of Kentucky	Aug '13	301
Commons at Knoxville	University of Tennessee	Jan '05	708	Herman Lee Donovan Hall (ONE Plan)(3)	University of Kentucky	Aug '13	300
Campus Creek	University of Mississippi	Feb '05	636	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
Campus Lodge	University of Florida	Jun '05	1,115	Roosevelt Point	Arizona State University - Downtown Phoenix	Aug '13	609
Carrollton Crossing	University of West Georgia	Jan '06	336	The Retreat at State College	Pennsylvania State University	Sept '13	587
River Pointe	University of West Georgia	Jan '06	504	The Cottages on Lindberg	Purdue University	Sept '13	745
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	The Varsity	University of Michigan	Dec '13	415
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	The Lotus	University of Colorado - Boulder	Nov '11, Aug '14	235
GrandMarc at The Corner	University of Virginia	Oct '10	641	109 Tower	Florida International University	Aug '14	542
Wertland Square	University of Virginia	Mar '11	152	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
Jefferson Commons	University of Virginia	Mar '11	82	Frances Jewell Hall (ONE Plan)(3)	University of Kentucky	Aug '14	740
The Berk on College	University of California, Berkeley	May '11	122	Georgia M. Blazer Hall (ONE Plan)(3)	University of Kentucky	Aug '14	427
The Berk on Arch	University of California, Berkeley	May '11	43	Haggin Hall (ONE Plan)(3)	University of Kentucky	Aug '14	396
University Village Towers	University of California, Riverside	Sept '11	554	Woodland Glen I (ONE Plan)(3)	University of Kentucky	Aug '14	409
Irish Row	University of Notre Dame	Nov '11	326	Woodland Glen II (ONE Plan)(3)	University of Kentucky	Aug '14	409
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	The District on Apache	Arizona State University - Tempe	Sept '14	900
The Reserve on Stinson	University of Oklahoma	Jan '12	612	Commons on Bridge	University of Tennessee	June '15	150
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Oaks on the Square- Ph IV	University of Connecticut	Aug '15	391
East Edge	University of Alabama	Aug '12	774	The Retreat at Louisville	University of Louisville	Aug '15	656
The Province	East Carolina University	Sept '12	728	Woodland Glen III (ONE Plan)(3)	University of Kentucky	Aug '15	782
The District on 5th	University of Arizona	Oct '12	764	Woodland Glen IV (ONE Plan)(3)	University of Kentucky	Aug '15	578
Campus Village	Michigan State University	Oct '12	355	Woodland Glen V (ONE Plan)(3)	University of Kentucky	Aug '15	250
The Province	Kent State University	Nov '12	596	The Province Boulder	University of Colorado - Boulder	Sept '15	317
The Suites at Overton Park	Texas Tech University	Dec '12	465		Total Same-Communities		26,779

FIRST QUARTER	26

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
New-Communities				Other-Communities
The Retreat at Oxford(1)	University of Mississippi	Aug '13, Aug '16	1,018	Players Club(4)	Florida State University	Jan '05	336
Lokal(1)	Colorado State University	March '16	194	University Towers(5)	North Carolina State University	Jan '05	889
The Hub at Madison(1)	University of Wisconsin	May '16	1,038		Total Other-Communities		1,225
Holmes Hall (ONE Plan)(3)	University of Kentucky	Aug '16	645
Boyd Hall (ONE Plan)(3)	University of Kentucky	Aug '16	496		Total Owned-Communities		34,050
The Retreat at Blacksburg(1)	Virginia Tech	Aug '16	829
Pura Vida Place(2)	Colorado State University	Aug '16	100
Carriage House(2)	Colorado State University	Aug '16	94
Urbane(2)	University of Arizona	Sept '16	311
Retreat at Corvallis	Oregon State University	Jan '17	1,016
319 Bragg	Auburn University	Feb '17	305
	Total New-Communities		6,046

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2017/2018 leasing purposes, as the Company managed the leasing process for both the 2016/2017 and 2017/2018 lease cycles. Total same-community beds for leasing purposes is 25,266.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2016/2017 lease year.
(3) The Kentucky communities, totaling 5,733 beds, are excluded from the leasing update on pages 10 and 11, as the assignment process does not occur until May.
(4) Players Club moved into other-communities on January 1, 2017 due to redevelopment of the property (see pages 10 and 11). This property is not included in 2017/2018 leasing results.
(5) University Towers moved into other-communities on January 1, 2017 due to a change in their bed count as a result of the University's new freshman live-on requirement beginning with the 2017/2018 academic year. University Towers will be considered new for purposes of leasing.

FIRST QUARTER	27

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jeffrey Spector	(646) 855-1363	jeff.spector@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
Capital One	Tom Lesnick	(571) 633-8191	thomas.lesnick@capitalone.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Evercore ISI	Gwen Clark	(212) 446-5611	gwen.clark@evercoreisi.com
FBR Capital Markets & Co.	David Corak	(703) 312-1610	dcorak@fbr.com
Green Street Advisors	Ryan Burke	(949) 640-8780	rburke@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com

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DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt (excluding unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois, Wisconsin; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado, Oregon.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

EdR's Economic Ownership of Developments	Represents total project cost multiplied by EdR's ownership percentage, which is reflective of EdR's economic interest in operating results.

Development Cost Funded by EdR's Balance Sheet
For developments that are consolidated in EdR's financials but less than 100% owned, 100% of the development costs and debt related to the development is included in EdR's balance sheet. As such, EdR's funding requirement and impact on leverage is equal to total project cost less equity contributed by our joint venture partner.

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SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

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